SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2001

Appiant Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-21999

(Commission File Number)

84-1360852

(I.R.S. Employer Identification No.)

6663 Owens Drive Pleasanton, CA 94588

(Address of Principal Executive Offices) (Zip Code)

(925) 251-3200

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN REPORT

Item 2. Acquisition or Disposition of Assets.

On May 23, 2001, pursuant to the Agreement and Plan of Merger, dated as of

February 5, 2001, by and among Appiant Technologies, Inc., a Delaware corporation formerly known as NHancement Technologies, Inc. (the "Registrant"),

Great America Acquisition Corp., a Delaware corporation (the "Merger Sub"),

Quaartz Inc., a Delaware corporation ("Quaartz") and Tom Ku, as Stockholders'

Agent, the Registrant completed the merger of Merger Sub, a wholly-owned subsidiary of the Registrant, with and into Quaartz, with Quaartz being the surviving corporation of the merger and becoming a wholly-owned subsidiary of the Registrant. The transaction was closed on May 23, 2001 and is being accounted for as a purchase transaction.

As consideration for the transaction, the Registrant issued an aggregate of

1,500,000 shares of the Registrant's common stock, $0.01 par value, in exchange for the outstanding shares of capital stock of Quaartz, subject to the withholding of 50% of such shares in escrow in accordance with the terms of the

Agreement.

The Registrant currently intends that Quaartz's business will continue to be operated in its current manner. Certain of the assets of Quaartz were used to in the application and service provider business to offer its customers tools and services to enhance customer interaction through the Internet, and the

Registrant currently intends to use such assets in substantially the same manner.

The total value of consideration paid for the purchase transaction was determined based on arm's length negotiations between the Registrant and

Quaartz, which took into account Quaartz's financial position, operating history, products, intellectual property and other factors relating to

Quaartz's business and certain income tax aspects of the transaction.

Prior to the effective time of the merger, the Registrant was granted a security interest in substantially all of Quaartz's assets in exchange for agreeing to loan up to [$1,000,000] to Quaartz.

Item 7. Financial Statements, Pro Forma Financial Information

and Exhibits.

(a) Financial Statements of Businesses Acquired

It is impractical for Registrant to file the required financial statements at this time. Registrant intends to file with the Securities and Exchange

Commission such financial statements within 60 days of the filing date of this report.

(b) Pro Forma Financial Information

See response to Item 7(a).

(c) Exhibits

The Exhibit Index appearing on page 4 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appiant Technologies, Inc.

(the Registrant)

By: /s/ Douglas S. Zorn

Douglas S. Zorn

President

Dated: June 6, 2001

EXHIBIT INDEX

Exhibit

Number

Description

2.1

Agreement and Plan of Merger dated February 5, 2001 by and among NHancement

Technologies, Inc. d/b/a Appiant Technologies, Inc., Great America Acquisition

Corp., Quaartz Inc. and Tom Ku, as Stockholders' Agent.

Pursuant to Item 601(b)(2) of Regulation S-K, the following exhibits and schedules to this Agreement and Plan of Merger have been omitted. Such exhibits and schedules will be submitted to the Securities and Exchange Commission upon request.

Exhibit/Schedule

Name

Exhibit A

Certain Definitions

Exhibit B

Financial Statements

Exhibit C

Proprietary Information and Inventions Agreement

Exhibit D

Shelf Registration Agreement

Exhibit E

Voting Agreement

Exhibit F

Lock-up Agreement

Exhibit G

Opinion from Company Counsel

Exhibit H

Opinion from Acquiror's Counsel